EXHIBIT 10.1
ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 1









                                February 26, 1996




ARTRA GROUP Incorporated
500 Central Avenue
Northfield, Illinois 60093

ARTRA Subsidiary, Inc.
500 Central Avenue
Northfield, Illinois 60093

BCA Holdings, Inc.
500 North Central
Northfield, Illinois 60693

Peter and Jean Harvey
c/o ARTRA GROUP Incorporated

Attention:  Mr. Peter R. Harvey

Gentlemen:

        Reference is made herein to that certain letter agreement dated September 29, 1991, as amended by that certain letter agreement dated February 11, 1992, as amended by that certain letter agreement dated September 10, 1992, as amended by that certain letter agreement dated December 31, 1992, as amended by that certain letter agreement dated June 30, 1993, as amended by that certain letter agreement dated March 31, 1994, and as further amended by that certain letter agreement dated June 30, 1995, from Continental Bank N.A., which has subsequently become Bank of America Illinois (the "Bank") addressed to and accepted by ARTRA GROUP Incorporated ("ARTRA"), ARTRA Subsidiary, Inc., a
wholly-owned subsidiary of ARTRA ("ARTRA SUB"), BCA Holdings, Inc., a wholly-owned subsidiary of ARTRA ("BCA") and Peter and Jean Harvey ("Harvey") (as so amended, the "June 1995 Letter Agreement"). Reference is also made to the Harvey Indebtedness (as defined below) and all documents and instruments executed in connection therewith.

        Each of the ARTRA Notes (as defined below) has matured and the Harvey Indebtedness has matured. ARTRA, ARTRA Sub, BCA, the Harveys and the Bank have agreed to satisfy all obligations under the ARTRA Notes and Harvey Indebtedness, all in accordance with and subject to the provisions set forth herein. This letter shall be referred to hereinafter as this "Letter Agreement."


I.      Preliminary Statements.

        A.    ARTRA Notes.

              1. As of the date hereof, ARTRA is indebted to the Bank pursuant to the ARTRA Notes (as defined herein) in the aggregate principal amount of $14,563,639.59, together with interest thereon (the "Indebtedness").

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 2


ARTRA is further indebted to the Bank for, among other things, legal fees through the date hereof, and the Outstanding Fee Amount (as defined in the September 1991 Letter Agreement).

              2. The ARTRA Indebtedness is evidenced by, inter alia, that certain Amended and Restated Secured Promissory Note dated as of July 6, 1988, made by ARTRA payable to the order of Bank in the original principal amount of $5,000,000 (the "1988 ARTRA Note"), that certain Amended and Restated Promissory Note dated as of March 21, 1989, made by ARTRA payable to the order of Bank in the original principal amount of $2,500,000 (the "1989 ARTRA Note"), and that certain Amended and Restated Promissory Note dated as of June 22, 1990, made by ARTRA payable to the order of Bank in the original principal amount of $7,063,639.59 (the "1990 ARTRA Note", and collectively with the 1988 ARTRA Note and the 1989 ARTRA Note, the "ARTRA Notes");

              3. Payment of the 1988 ARTRA Note is partially guaranteed by that certain Guaranty dated July 6, 1988, made by Mr. Barry Rymer ("Rymer") in favor of Bank (as heretofore amended and supplemented, the "1988 Rymer Guaranty"), and fully guaranteed by (i) that certain Amended and Restated ARTRA SUB Guaranty and Security Agreement executed on October 15, 1991, by ARTRA SUB in favor of Bank (as heretofore amended and supplemented, the "ARTRA SUB Guaranty and Security Agreement"), and (ii) that certain BCA Holdings, Inc. Guaranty and Security Agreement executed on October 15, 1991 by BCA in favor of Bank (as heretofore amended and supplemented, the "BCA Guaranty and Security Agreement");

              4. Payment of the 1989 ARTRA Note is partially guaranteed by that certain Guaranty dated March 21, 1989, made by Rymer in favor of Bank (as heretofore amended and supplemented, the "1989 Rymer Guaranty" and together with the 1988 Rymer Guaranty, the "Rymer Guaranties"), and fully guaranteed by the ARTRA SUB Guaranty and Security Agreement and the BCA Guaranty and Security Agreement;

              5. Payment of the 1990 ARTRA Note is fully guaranteed by (i) the ARTRA Sub Guaranty and Security Agreement and (ii) the BCA Guaranty and Security Agreement;

              6.  Payment of the ARTRA  Indebtedness  is secured by, inter alia,
(i) that certain Amended and Restated Pledge Agreement dated as of June 22, 1990, made by and between ARTRA and Bank (as heretofore amended and supplemented, the "1990 ARTRA Pledge Agreement"), (ii) that certain ARTRA Pledge Agreement dated as of September 29, 1991, made by and between ARTRA and Bank (as heretofore amended and supplemented, the "1991 ARTRA Pledge Agreement") and
(iii) that certain Pledge and Security Agreement and Financing Statement dated as of September 29, 1991, by and between BCA and Bank (as heretofore amended, the "BCA Pledge Agreement") (collectively, the "ARTRA Collateral");

              7. Each of the 1988 ARTRA Note, the 1989 ARTRA Note and the 1990 ARTRA Note has matured, and Bank has not received principal payment of the 1988 ARTRA Note, 1989 ARTRA Note or the 1990 ARTRA Note or payment of interest due thereunder or payment of certain fees to which Bank is entitled thereunder. As a result of such non-payment, ARTRA is in default under the June 1995 Letter Agreement and each of the ARTRA Notes;

        B.    Harvey Indebtedness

              1. Harvey is indebted to Bank pursuant to Harvey Note A, Harvey Note B, the Canary Obligations and Mortgage Note (each as defined below), in the aggregate principal amount of $7,496,830, together with accrued interest thereon (collectively, the "Harvey Indebtedness");

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 3


              2. On September 14, 1990, Peter R. Harvey and Jean M. Harvey made and delivered to Bank a promissory note payable on demand in the original principal amount of $1,400,000 ("Harvey Note A");

              3. As security for the payment of Harvey Note A and all extensions, renewals and substitutions, defendants Peter R. Harvey and Jean M. Harvey gave Bank a lien upon and a security interest in certain collateral consisting of sundry securities (the "Harvey Note A Collateral");

              4. On September 14, 1990, Peter R. Harvey made and delivered to Bank a promissory note payable on demand in the original principal amount of $896,830 ("Harvey Note B");

              5. As security for the payment of Harvey Note B and all extensions, renewals and substitutions, defendant Peter Harvey gave Bank a lien upon and a security interest in certain collateral consisting of sundry securities (the "Harvey Note B Collateral");

              6. On April 27, 1989, Peter R. Harvey executed a guaranty (the "Canary Guaranty") in favor of Bank, as reaffirmed by a reaffirmation agreement dated as of November 6, 1991 with respect to the Canary Guaranty (the "Reaffirmation Agreement");

              7. Pursuant to the Canary Guaranty and the Reaffirmation Agreement, Peter R. Harvey and Prior Management, Inc. guaranteed repayment to
Bank of all obligations of the Canary and the Elephant, Inc. (hereinafter "Canary") to Bank, including (a) those pursuant to that certain Demand Promissory Note dated as of April 27, 1989, made by Canary payable to the order of Bank in the original principal amount of $5,700,000 and (b) those made by Canary pursuant to that certain Loan and Security Agreement dated as of November 6, 1991, between Canary and Bank, which provided for Canary to borrow funds from Bank pursuant to a revolving credit facility in the original principal amount of $800,000 (collectively, the "Canary Obligations");

               8. Peter R. Harvey's liability under the Canary Guaranty is limited to the amount of $2,200,000, plus interest on such amount and all expenses of enforcing the Canary Guaranty, including attorneys' fees;

               9. Bank is the first mortgage lienholder on certain real property and improvements located in Northbrook, Cook County, Illinois (the "Mortgage Note Collateral" and, collectively with the Harvey Note A Collateral and the Harvey Note B Collateral, the "Harvey Collateral") through operation of the following documents:

              a. Mortgage dated as of March 1, 1983, Supplemental Mortgage dated as of November 22, 1983, Supplemental Mortgage Modification and Extension Agreement dated as of March 12, 1985, and Second Supplemental Mortgage Modification and Extension Agreement dated as of January 14, 1988, all made by First Bank, formerly National Boulevard Bank, N.A., formerly National Boulevard Bank of Chicago, as Trustee under a Trust Agreement dated as of February 10, 1977 known as Trust No. 5601 ("Mortgagor") (collectively, the "Mortgage");

              b. Fourth Substitute Note dated as of September 7, 1990 made by Peter R. Harvey and Jean M. Harvey payable to Bank in the principal amount of $3,000,000 (the "Mortgage Note");

        In consideration of the above Preliminary Statements and the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged by all parties hereto, ARTRA, ARTRA SUB, BCA, Harvey, Jean Harvey and the Bank hereby agree as follows:

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 4



II.     Transactions To Be Consummated On The Closing Date.

        A.    Sale  and  Assignment of  ARTRA Notes,  Harvey  Indebtedness   and
collateral security and related rights and documents.

              1. On the Closing Date, pursuant to that certain Purchase and Sale Agreement and Assignment between the Bank and Arabella S.A., a Luxembourg holding company ("Buyer"), of even date herewith, the form of which is attached hereto as Exhibit A, the Bank shall sell and assign all of its right, title and interest in the ARTRA Notes, the Harvey Indebtedness and all collateral security and related documentation (except for the Mortgage Note and Mortgage Note
Collateral) to Buyer, as is, without any representations or warranties whatsoever, in consideration of $5,150,000 (the "Cash Purchase Price"), to be paid in cash at closing.

              2. In addition, on the Closing Date, the Mortgage Note shall be amended and restated such that the indebtedness owing to the Bank thereunder is $3,000,000 (the "Amended Mortgage Note"). The form of the Amended Mortgage Note is attached hereto as Exhibit B. The term of such Amended Mortgage Note shall provide for maturity one year from the date hereof, with interest at the Bank's Reference Rate (as defined in the Amended Mortgage Note). In consideration of the transactions contemplated by this Letter Agreement, including, without limitation, the releases contained herein, the Bank shall sell to ARTRA a participation in the Amended Mortgage Note, pursuant to the terms and conditions of that certain Participation Agreement between the Bank and ARTRA of even date herewith (the "Participation Agreement"), the form of which is attached hereto as Exhibit C.

        B. Release. Effective on the date hereof, for valuable consideration the receipt of which is hereby acknowledged, ARTRA, ARTRA SUB, BCA, Harvey and Jean Harvey hereby, for themselves, and their affiliates, successors, heirs, executors, administrators and assigns ("Releasors"), forever release, discharge and acquit the Bank and its parents, subsidiaries and affiliates, and each of their respective officers, directors, shareholders, attorneys, agent and employees and their successors, heirs and assigns ("Released Parties"), and each of them, separately and collectively, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, actions, counterclaims, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why or by reason of what fact ("Claims"), whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, fixed or contingent, and defenses of every nature and kind whatsoever, each as though fully set forth herein at length, including but not limited to any Claims which in any way arise prior to the date hereof out of, are connected with or relate to the transactions contemplated by and occurring in connection with the ARTRA Notes, the Harvey Indebtedness and the other loan documents or any other loan or extension of credit by the Bank or any of the other Released Parties to any of the Releasors prior to the date hereof, as well as any action or inaction of any person or entity released hereunder with respect thereto, and any action or inaction with respect to any and all guaranties of the indebtedness evidenced thereby and/or any and all collateral security for such indebtedness. Notwithstanding the foregoing, the Bank shall continue to have its rights and obligations under the Amended Mortgage Note and Mortgage Note Collateral documents from and after the date hereof.

        Effective on the Closing Date, the Released Parties release, discharge and acquit the Releasors of and from any and all Claims which in any way arise prior to the Closing Date out of, are connected with or relate to the transactions

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 5


contemplated by, and occurring in connection with, the ARTRA Notes and the Harvey Indebtedness (excluding any and all claims arising at any time whatsoever relating to the Mortgage Note or the Mortgage Note Collateral).

        In this connection, the Releasors hereby agree, represent and warrant that they realize and acknowledge that factual matters now unknown to them may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and they further agree, represent and warrant that this release has been negotiated and agreed upon in light of that realization and that they nevertheless hereby intend to release, discharge and acquit the parties set forth hereinabove from any such unknown losses or Claims which are in any way related to the transactions referred to hereinabove.

        It is hereby further understood and agreed that the acceptance of delivery of this release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within release.

        C.    Litigation Covenants.

              1. The Bank hereby covenants that it shall promptly after the Closing Date, take all necessary and appropriate action, in good faith, to have the following lawsuits dismissed with prejudice:

                    Bank  of  America  v.  ARTRA   Group   Incorporated,   ARTRA
              Subsidiary, Inc and BCA Holdings, Inc., Case 95L13519, Circuit Court of Cook County, Illinois, Law Division;

                    Bank of  America  v. Peter and Jean  Harvey,  Case  94L0769,
              Circuit Court of Cook County, Illinois,
              Law Division; and

                    Bank of America v. Barry Rymer, Case 94L13521, Circuit Court
              of Cook County, Illinois, Law Division.

              2. Upon receipt by the Bank of executed confessions of judgement by Peter R. Harvey and Jean M. Harvey in form and substance satisfactory to the Bank, the Bank will take necessary appropriate action to dismiss, without prejudice, the lawsuit entitled Bank of America v. First Bank, formerly National Boulevard Bank, N.A., formerly National Boulevard Bank of Chicago, as Trustee under a Trust Agreement dated February 20, 1977 Known as Trust No. 5601; Peter
R. Harvey and Jean M. Harvey, individually, and unknown others, Case 94CH05671, Circuit Court of Cook County, Illinois, Chancery Division.

III.    The Closing Date.

        The Closing Date shall occur when, and for purposes of this Letter Agreement shall be defined as the date upon which, each of the following has occurred:

              A.  The Bank  shall  have  received  counterparts  of this  Letter
        Agreement  duly  executed  by ARTRA,  ARTRA  SUB,  BCA,  Harvey and Jean
        Harvey.

              B. Final documentation of the sale and assignment of the ARTRA Notes, Harvey Indebtedness and all collateral security and related rights and documents (except the Mortgage Note and Mortgage Note Collateral)

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 6


        and all related documentation shall have been fully executed and effective pursuant to their terms and all conditions precedent thereto shall have been satisfied or duly waived;

              C. the Amended Mortgage Note and the Participation Agreement shall have been duly executed and delivered by all parties thereto;

              D. the Bank shall have received an officer's certificate together with resolutions of the Board of Directors of each of ARTRA, ARTRA SUB and BCA;

              E. the Cash Purchase Price shall have been received by the Bank; and

              F. the Bank shall have received all further instruments and documents which are necessary or appropriate, or which the Bank shall reasonably request, in order to implement the agreements described herein, each duly executed by all parties thereto.


IV.     Future Release.

        Upon the request of Harvey, and after the indefeasible payment in full of the Seller's Interest (as defined in the Participation Agreement), the Bank agrees to execute and deliver such releases of the Mortgage Note and Mortgaged Note Collateral that are reasonable and necessary under the circumstances.

V.      Governing Law.

        THIS LETTER AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

VI.     Waiver of Jury Trial.

        ARTRA, ARTRA SUB, BCA AND HARVEY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THEM AND THE BANK ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS LETTER AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. ARTRA, ARTRA SUB, BCA AND HARVEY EACH AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION MAY BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS LETTER AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ARTRA, ARTRA SUB, BCA OR HARVEY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

ARTRA GROUP Incorporated
ARTRA Subsidiary, Inc.
BCA Holdings, Inc.
February 26, 1996
Page 7

         Please indicate your agreement to be bound by the terms of this Letter Agreement by signing in the space provided below.

                                                  Very truly yours,

                                                  BANK OF AMERICA ILLINOIS


                                                  By:

                                                  Title: Vice President


AGREED, ACCEPTED AND ACKNOWLEDGED
this 26th day of February, 1996


ARTRA GROUP INCORPORATED                          ARTRA SUBSIDIARY, INC.


By:                                               By:

Title:                                            Title:



BCA HOLDINGS, INC.                                PETER HARVEY


By:

Title:



JEAN HARVEY